UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) : March 22, 2004


                    AMERICAN ENTERPISE LIFE INSURANCE COMPANY
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           INDIANA                      333-65080                94-2786905
-------------------------------- -------------------------- --------------------
(State or other jurisdiction of   (Commission file Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


 227 AXP FINANCIAL CENTER, MINNEAPOLIS, MINNESOTA                     55474
----------------------------------------------------               ------------
    (Address of principal executive offices)                        (Zip Code)


      (Registrant's telephone number, including area code) (612) 671-3131
                                                           --------------


             (Former name or address, if changed since last report)



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Item 5. Other Information.

On March 22, 2004 AEL Company (the "Company") appointed Mark Schwarzmann as Chief Executive Officer. Mr. Schwarzmann is new to the company and brings to this position over 19 years of management and financial services experience. He succeeds Carol Holton, who will continue to serve as President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                                       AMERICAN ENTERPRISE
                                                 LIFE INSURANCE COMPANY



BY                                               /s/ Mark Schwarzmann
                                                 -------------------------------
NAME AND TITLE                                       Mark Schwarzmann
                                                     Chief Executive Officer


DATE                                                 March 22, 2004